UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36569	35-2318913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road South Building
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 671-8001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 3, 2026, Lantheus Holdings, Inc., a Delaware corporation (“Lantheus” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Curium US Holdings LLC, a Delaware limited liability company (“Parent”), and Coco Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On September 8, 2026, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the special meeting of its stockholders to be held on October 14, 2026 (the “Special Meeting”) to consider and vote on the approval of the Merger Agreement and several related proposals (the “Definitive Proxy Statement”). Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

Certain Litigation

Since the filing of the Definitive Proxy Statement, three complaints have been filed against the Company and certain members of the Board in connection with the Merger. Two such complaints were filed in the Supreme Court of the State of New York, County of New York: Hamilton v. Lantheus Holdings, Inc., et al., Index No. 655291/2026, filed on September 16, 2026, and McDaniels v. Lantheus Holdings, Inc., et al., Index No. 655281/2026, filed on September 16, 2026, and one was filed in the Superior Court of the Commonwealth of Massachusetts, Middlesex County: Garfield v. Lantheus Holdings, Inc., et al., Civil Docket No. 2681CV02581, filed on September 25, 2026 (collectively, the “Complaints”). The Complaints generally allege, among other things, that the Definitive Proxy Statement omits or misrepresents certain information concerning the Company’s financial projections, the financial analyses performed by Morgan Stanley in connection with its fairness opinion, and potential conflicts of interest involving Company insiders, including information concerning potential post-closing employment or retention. The Complaints assert claims under state common law and seek, among other things, to enjoin consummation of the Merger unless and until certain additional information is disclosed.

In addition to the Complaints, as of September 30, 2026, the Company has received sixteen demand letters from purported stockholders of the Company, including two that attached a draft complaint (collectively, the “Demand Letters”). The Demand Letters generally seek disclosure of certain information allegedly omitted from the preliminary proxy statement and/or Definitive Proxy Statement. Additional demand letters or lawsuits may be received by or filed against the Company, members of the Board, Parent and/or Merger Sub in connection with the Merger or the Definitive Proxy Statement. If additional demand letters are received or complaints are filed, the Company will not necessarily announce such additional demands or filings.

Solely to avoid the costs, burden, nuisance and uncertainties inherent in litigation and to allow the Company’s stockholders to vote on the Merger at the Special Meeting, without admitting any liability or wrongdoing, the Company is providing additional disclosures related to information contained in the Definitive Proxy Statement (the “Supplemental Disclosures”). The Supplemental Disclosures are set forth below and should be read in conjunction with the Definitive Proxy Statement.

The Company denies that the Definitive Proxy Statement is deficient in any respect and that the Supplemental Disclosures are material or required. The Company believes that the Complaints and the Demand Letters are without merit and that no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws. Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENTAL DISCLOSURES

The Company hereby provides these Supplemental Disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is identified by bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is identified by ~~strikethrough text~~. If information in the Supplemental Disclosures differs from or updates information contained in the Definitive Proxy Statement, then the information in the Supplemental Disclosures is more current and supersedes the different information contained in the Definitive Proxy Statement.

1.

The disclosure on page 65 of the Definitive Proxy Statement under the section titled “The Merger – Opinion of the Company’s Financial Advisor” is hereby supplemented by replacing the first paragraph under the heading “Discounted Cash Flow Analysis” with the following:

Discounted Cash Flow Analysis

Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated the estimated present value of the standalone unlevered free cash flows that the Company was estimated to generate from June 30, 2026 through December 31, 2035, based on the financial forecasts. Morgan Stanley then estimated the terminal values of the Company at the end of the forecast period by using a perpetual growth rate of (5.0%) for the Pylarify family of products and perpetual growth rates ranging from 4.0% to 4.5% excluding the Pylarify family of products, which perpetual growth rates were selected upon the application of Morgan Stanley’s professional judgment and experience. The cash flows and terminal values were then discounted to present value as of June 30, 2026, applying a mid-year discounting convention using discount rates ranging from 8.8% to 10.7%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect a weighted average cost of capital calculation for the Company. Morgan Stanley calculated the weighted average cost of capital using a cost of equity derived from a risk free rate, market risk premium and beta estimates based on comparable companies, together with an estimate of the cost of debt and assumed capital structure. For purposes of this analysis, Morgan Stanley utilized a fully diluted share count, calculated using the treasury stock method, of 68.2 million shares based on 65.3 million shares of Company common stock outstanding as of July 30, 2026, 1.0 million Company PSUs, 1.5 million Company RSUs and 1.2 million Company options, with a weighted average exercise price of $70.44 and a strike price range of $14.59 to $123.19, in each case as provided by management as of July 30, 2026. Based on (i) the ~~number of~~ fully diluted shares of Company common stock~~,~~ outstanding as of July 30, 2026 ~~and~~, calculated using the treasury stock method, and (ii) the Company’s net debt as of June 30, 2026, consisting of convertible debt of $575 million, ~~including~~ the in-the-money portion of the Company’s convertible senior notes, the net present value of the Company’s net operating losses of $29 million, contingent consideration of $73 million and equity investments of the Company ~~as of June 30, 2026~~ of $39 million, and cash and cash equivalents of the Company of $593 million, in each case, as provided by the management of the Company, Morgan Stanley’s analysis resulted in an implied value per share of Company common stock of $88.10 to $118.60, rounded to the nearest $0.05. Morgan Stanley compared this range to the consideration NPV.

2.

The disclosure on page 66 of the Definitive Proxy Statement under the section titled “The Merger – Opinion of the Company’s Financial Advisor” is hereby supplemented by replacing the third and fourth paragraphs under the heading “Publicly Traded Companies Analysis” with the following:

Publicly Traded Companies Analysis

The multiples for each of the comparable companies were calculated using their respective closing prices on July 31, 2026, the last trading day prior to delivery of Morgan Stanley’s opinion, and were based on the most recent publicly available information as of such date. The 25th percentile, mean, median, and 75th percentile observed for the comparable companies were as follows:

25th Percentile	7.9x
Mean	9.1x
Median	8.8x
75th Percentile	10.5x

Based on its analysis of the relevant metrics for each of the comparable companies and for the Company, and the application of its professional judgment and experience, Morgan Stanley selected a reference range of AV/ Adjusted EBITDA multiples for estimated fiscal year 2026 of 7.9x to 10.5x. Morgan Stanley applied the selected reference range to the Company’s estimated Adjusted EBITDA for fiscal year 2026, as set forth in the financial forecasts. Based on ~~the number of~~ (i) 68.2 million fully diluted shares of Company common stock~~, on a fully diluted basis,~~ outstanding as of July 30, 2026 ~~and~~, calculated using the treasury stock method, and (ii) the Company’s net debt as of June 30, 2026, consisting of convertible debt of $575 million, ~~including~~ the in-the-money portion of the Company’s convertible senior notes, the net present value of the Company’s net operating losses of $29 million, contingent consideration of $73 million and equity investments of the Company ~~as of June 30, 2026~~ of $39 million, and cash and cash equivalents of the Company of $593 million, in each case, as provided by the management of the Company, Morgan Stanley’s analysis resulted in an implied value per share of Company common stock of $63.85 to $84.20, rounded to the nearest $0.05. Morgan Stanley compared this range to the consideration NPV.

3.

The disclosure on page 67 of the Definitive Proxy Statement under the section titled “The Merger – Opinion of the Company’s Financial Advisor” is hereby supplemented by replacing the first paragraph under the heading “Premia Paid Analysis” with the following:

Premia Paid Analysis

For reference only, and not as a component of its fairness analysis, Morgan Stanley considered, based on publicly available information, transactions with 24 public healthcare targets (excluding biotechnology and pharmaceutical transactions) between $4,000,000,000 and $20,000,000,000 in transaction value, paid in all-cash consideration since January 1, 2015. For these transactions, Morgan Stanley noted (i) the percentage premia paid over the price on the trading day prior to deal announcement (or, for transactions that were the subject of public speculation prior to deal announcement, the trading day prior to the first date of such public speculation) (referred to in this section of the proxy statement as “the unaffected trading date” and “the unaffected stock price”, respectively), (ii) percentage premia paid over the volume weighted average stock price (“VWAP”) over a thirty-trading day period ended on the unaffected date, (iii) percentage premia paid over the VWAP over a sixty-trading day period ended on the unaffected date and (iv) the percentage premia paid over the acquired company’s 52-week high price, for the period ended on the unaffected date, in each case, based on publicly available information.

4.

The disclosure on page 67 of the Definitive Proxy Statement under the section titled “The Merger – Opinion of the Company’s Financial Advisor” is hereby supplemented by replacing the first paragraph under the heading “Analysts’ Price Targets” with the following:

Analysts’ Price Targets

For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed and analyzed future public market trading price targets for the Company common stock that were prepared and published by 14 equity research analysts on or before July 31, 2026~~.~~, 12 of whom provided price targets. These price targets reflect each analyst’s estimate of the future public market trading price of the Company common stock. The range of undiscounted analyst price targets was $98.00 to $129.00 per share of Company common stock.

5.

The disclosure on page 69 of the Definitive Proxy Statement under the section titled “The Merger – Opinion of the Company’s Financial Advisor” is hereby supplemented by replacing the last paragraph under the heading “General” with the following:

General

In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley has provided financial advisory services for the Company and has received fees of between $5,000,000 and $10,000,000 in connection with such services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley has provided financial advisory and financing services to certain affiliates of CapVest and has received fees of between $5,000,000 and $10,000,000 in connection with such services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have not received any fees from Curium for financial advisory or financial services. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, Parent, CapVest and their respective affiliates in the future and would expect to receive fees for the rendering of these services. As of August 3, 2026, so far as Morgan Stanley was aware, Morgan Stanley held an aggregate interest of between 2% and 3% in Company common stock, which interests were held in connection with Morgan Stanley’s (i) investment management business, (ii) wealth management business, including client discretionary accounts, or (iii) ordinary course trading activities, including hedging activities.

6.

The disclosure on page 84 of the Definitive Proxy Statement under the section titled “The Merger – Interests of the Company’s Directors and Executive Officers in the Merger” is hereby supplemented by replacing the first paragraph under the heading “Compensation Arrangements with Parent” with the following:

Compensation Arrangements with Parent

As of the date of this proxy statement, none of the Company’s executive officers has discussed or entered into any agreement with Parent or its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates. Prior to or following the effective time, however, certain executive officers may discuss or enter into agreements with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates. No proposals or indications of interest received from Parent discussed the retention of the Company’s executive officers or the purchase of or participation in the equity of Parent by the Company’s directors or executive officers following the consummation of the merger.

Additional Information and Where to Find It

In connection with the proposed acquisition of the Company by Parent, the Company filed the Definitive Proxy Statement on September 8, 2026. This document is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders are able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about the Company and Parent through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at its website at https://investor.lantheus.com/ copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company, Parent and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information regarding the Company’s directors and executive officers is contained in the Definitive Proxy Statement. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.lantheus.com/. The contents of the websites referenced herein are not deemed to be incorporated by reference into the Definitive Proxy Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may be identified by their use of terms such as “advance,” “believe,” “continue,” “could,” “driving,” “expect,” “guidance,” “maintain,” “may,” “on track,” “plan,” “potential,” “predict,” “progress,” “should,” “target,” “will,” “would” and other similar terms. Such forward-looking statements include the ability of Parent and the Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the transactions contemplated thereby; statements about the expected timetable for completing the proposed acquisition of the Company by Parent; the Company’s and Parent’s beliefs and expectations and statements about the benefits sought to be achieved by the proposed acquisition; the potential effects of the proposed acquisition on the Company and Parent; the possibility of any termination of the Merger Agreement; and the expected benefits and success of the Company’s plans to execute on the commercialization of marketed products, ensure launch readiness for new products, advance a focused late-stage pipeline, and allocate capital thoughtfully, as well as the Company’s focus mainly on its radiodiagnostic business and pursuing value-maximizing alternatives for its radiotherapeutic assets. These statements are based upon the current plans, estimates and expectations of the Company’s management that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may materially differ from those described in the forward-looking statements. Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed acquisition; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed acquisition contained in the Merger Agreement (including the requisite vote by the Company’s stockholders and receipt of regulatory approvals) may not be satisfied or waived on the expected timetable, or at all; uncertainty as to whether the milestones (“Milestones”) associated with the contingent value rights (“CVRs”) will be achieved and that holders of CVRs will receive payments in respect thereof; the effects of disruption from the transactions contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed acquisition on the Company’s business, including the response of the Company’s suppliers, business partners, employees and competitors to the proposed acquisition; the diversion of management time and attention from ongoing business operations and opportunities; disruption in or limitations on the Company’s plans and operations attributable to the proposed acquisition; changes in the Company’s business during the period between announcement and closing of the proposed acquisition; the effects of the proposed acquisition (or the announcement thereof) on the Company’s share price; the risk that stockholder litigation in connection with the proposed acquisition may result in significant costs of defense, indemnification and liability; Parent’s ability to obtain financing to complete the proposed acquisition; Parent’s ability to successfully integrate the Company and execute on the continued development and commercialization of the Company’s programs following the closing of the proposed acquisition, which could affect Parent’s ability to achieve any of the Milestones and trigger payments related to the Milestones under the CVRs; the continued market expansion, penetration and reimbursement for the Company’s established commercial products, particularly PYLARIFY, DEFINITY and Neuraceq, in a competitive environment and the Company’s ability to clinically and commercially differentiate its products; the Company’s ability to complete the technology transfer across its PMF network for PYLARIFY TruVu, the new formulation of the Company’s F-18 prostate-specific membrane antigen PET imaging agent approved by the FDA on March 6, 2026, to obtain FDA approval for each PMF to manufacture PYLARIFY TruVu, to have payers add HCPCS coding to their systems on a timely basis and to have customers adopt PYLARIFY TruVu; the Company’s ability and the timing to launch as a new commercial product TAUKLARIFY (also referred to as MK-6240), a radiodiagnostic agent indicated for PET of the brain in adults with cognitive impairment who are being evaluated for Alzheimer’s disease to identify patients with tau neurofibrillary tangle pathology approved by the FDA on August 14, 2026, obtain FDA approval for each PMF to manufacture TAUKLARIFY, obtain adequate coding, coverage and payment, including transitional pass-through payment status, for TAUKLARIFY and have customers adopt TAUKLARIFY; the Company’s ability to successfully commercialize BRAVNETSA (lutetium Lu 177 dotatate), a bioequivalent and therapeutically equivalent radiopharmaceutical to LUTATHERA® (lutetium Lu 177 dotatate) and achieve market adoption, the ability of the Company’s supply and distribution network to manufacture and deliver BRAVNETSA reliably, the existence, availability and profile of competing products and the outcome of patent litigation associated with BRAVNETSA; the availability of raw materials, key components, equipment, manufacturing time slots, either used in the production of the Company’s products and product candidates, or by customers of its products and product candidates, including, but not limited to PET scanners for PYLARIFY, PYLARIFY TruVu, Neuraceq, TAUKLARIFY, LNTH-2501 and NAV-4694; the Company’s ability to have third parties manufacture its products and product candidates and its ability to manufacture DEFINITY in its in-house manufacturing facility, in amounts and at the times needed; the Company’s ability to satisfy its obligations under its existing clinical development partnerships using Neuraceq, MK-6240 or NAV-4694 and other assets as a research tool and under the license agreements through which it has rights to those assets, and to further develop and commercialize NAV-4694 as an approved product; the Company’s ability to continue to successfully integrate acquisitions, including of Lantheus Biosciences Ltd. (formerly Life Molecular Imaging Limited) and Evergreen Theragnostics, Inc., which could be impacted by unforeseen expenses related to integration activities, the potential for unforeseen liabilities within those businesses, the ability to integrate disparate information technology systems, retain key talent and create a merged corporate culture that successfully realizes the full potential of the combined organization; the Company’s ability to obtain FDA approval for LNTH-2501, its investigational kit for the preparation of Gallium-68 edotreotide injection, which has been studied for use in conjunction with a PET scan to stage and localize neuroendocrine tumors in adult and pediatric patients and to successfully commercialize LNTH-2501 if approved; the cost, efforts and timing for clinical development, manufacturing, regulatory approval, adequate coding, coverage and payment and successful commercialization of the Company’s newly approved products, product candidates and new clinical applications and territories for its products, in each case, that the Company or its strategic partners may undertake, including those investigational assets for which FDA approval has been obtained or is anticipated to be obtained this year; the Company’s ability to identify opportunities to collaborate with strategic partners and to acquire or in-license additional diagnostic and therapeutic product opportunities in oncology, neurology and other strategic areas and continue to grow and advance its pipeline of products; the effect that changes to management, including the recent turnover in the Company’s leadership and senior management team, could have on its business; and the risks and uncertainties discussed in the Company’s filings with the SEC (including those described in the “Risk Factors” section in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q).

The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: October 2, 2026